UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019 (March 8, 2019)

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

c/o The Dow Chemical Company	c/o E. I. du Pont de Nemours and Company
2211 H.H. Dow Way	974 Centre Road
Midland, MI 48674	Wilmington, DE 19805
(Address of principal executive offices) (Zip Code)

(989) 636-1000	(302) 774-1000
(Registrant’s telephone numbers, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 8, 2019, DowDuPont Inc. (“DowDuPont”) received a notice from the administrator of The Dow Chemical Company Employees’ Savings Plan (the “TDCC Plan”). The notice stated that various funds under the TDCC Plan that hold DowDuPont stock (collectively, the “DowDuPont Stock Funds”) will be entering a blackout period due to the expected spin-off (the “Spin”) of Dow Inc. (f/k/a Dow Holdings, Inc.) (“Dow”) from DowDuPont, which is expected to occur on April 1, 2019. The reason for the blackout period is to facilitate the receipt by the TDCC Plan of the shares of Dow stock to be distributed with respect to shares of DowDuPont stock pursuant to the Spin and the creation of several new funds under the TDCC Plan to hold those Dow shares (referred to as the “Dow Stock Funds”). The notice stated that, on the last business day before the Spin: (a) the DowDuPont Stock Funds will permanently close to new investments, and (b) there will be a blackout period during which transactions in the DowDuPont Stock Funds (and, following the Spin, the corresponding Dow Stock Funds as well) will not be permitted. The blackout period is expected to commence at market close on March 29, 2019, which is expected to be the last business day before the date of the Spin, and end two to four business days following the Spin. During the blackout period, participants in the TDCC Plan will be unable to engage in any transactions in the DowDuPont Stock Funds or the Dow Stock Funds, including exchanges into or out of those funds, loans from, or partial withdrawals of, any portion of their account balances that are invested in those funds, or final distributions from their TDCC Plan accounts if some or all of their account balances under the TDCC Plan are invested in those funds.

No such blackout period will apply in respect of DowDuPont stock held under other U.S. individual account pension plans of DowDuPont either before or after the Spin. Nevertheless, while not clearly required, on March 13, 2019, DowDuPont sent a notice to such of its directors and executive officers who will not transition service to Dow upon the Spin notifying them of the blackout period to be imposed under the TDCC Plan on the DowDuPont Stock Funds and the Dow Stock Funds and certain trading prohibitions to which they will be subject during the blackout period. A copy of the notice that was sent by DowDuPont to such directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries relating to the blackout period may be directed to Erik T. Hoover at DowDuPont, Chestnut Run Plaza, 974 Centre Road, Wilmington, Delaware 19805, or by telephone at (302) 774-1000.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Directors and Executive Officers of DowDuPont Inc. Who Will Not Transition to Dow, dated March 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
(Registrant)

By:	/s/ Jeanmarie F. Desmond
Name:	Jeanmarie F. Desmond
Title:	Co-Controller

By:	/s/ Ronald C. Edmonds
Name:	Ronald C. Edmonds
Title:	Co-Controller
Date: March 13, 2019

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